PaineWebber

      ===================================================================

      BALANCED

      FUND


                                                            ANNUAL REPORT


      AUGUST 31, 1999

PAINEWEBBER BALANCED FUND                                          ANNUAL REPORT

PERFORMANCE AT A GLANCE
================================================================================

Comparison of the change of a $10,000 investment in PaineWebber Balanced Fund (Class B) and the S&P 500 Index and the Lehman Brothers Intermediate-Term Government/Corporate Bond Index from August 31, 1989 through August 31, 1999

                               [GRAPHIC OMITTED]

Past performance is no guarantee of future performance. The performance of the other classes will vary from the performance of the class shown because of differences in sales charges and fees paid by shareholders investing in different classes.

--------------------------------------------------------------------------------
The graph depicts the performance of PaineWebber Balanced Fund (Class B) versus the S&P 500 Index and the Lehman Brothers Intermediate-Term
Government/Corporate Bond Index. It is important to note PaineWebber Balanced Fund is a professionally managed mutual fund while the Indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.
--------------------------------------------------------------------------------

---------------------------------------------------
AVERAGE ANNUAL % TOTAL RETURN, PERIOD ENDED 8/31/99
---------------------------------------------------

                                     1 Year    5 Years    10 Years    Inception*

Before Deducting       Class A**     16.20%     14.23%        N/A       11.83%
Maximum Sales Charge
                       Class B***    15.28%     13.38%      10.49%       9.76%

                       Class C+      15.34%     13.37%        N/A       11.09%

                       Class Y++     16.42%       N/A         N/A        3.78%


After Deducting        Class A**     10.98%     13.17%        N/A       11.20%
Maximum Sales Charge
                       Class B***    10.28%     13.14%      10.49%       9.76%

                       Class C+      14.34%     13.37%        N/A       11.09%

The investment return and the principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* Inception: since commencement of issuance on July 1, 1991 for Class A, December 12, 1986 for Class B, July 2, 1992 for Class C shares and March 26, 1998 for Class Y shares.

** Maximum sales charge for Class A shares is 4.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

*** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after six years. Class B shares bear ongoing 12b-1 distribution and service fees.

+ Maximum contingent deferred sales charge for Class C shares is 1% and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

++ The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds, as well as the trustee of the PaineWebber 401(k) Plus Plan. Class Y shares do not bear initial or contingent deferred sales charges or ongoing distribution and service fees.

ANNUAL REPORT

                                                                October 15, 1999

--------------------------------------------------------------------------------
PAINEWEBBER
BALANCED FUND

PROFILE
as of August 31, 1999

Investment Goal: high total return with low volatility

Portfolio Managers: Kirk Barneby, Asset Allocator; Dennis McCauley, Fixed Income Sector; Mark Tincher, Equity Sector; Susan Ryan, Money Market Sector; Mitchell Hutchins Asset Management Inc.

Commencement: July 1, 1991 (Class A); December 12, 1986 (Class B); July 2, 1992 (Class C); March 26, 1998 (Class Y)

Dividend Payments: semiannually
--------------------------------------------------------------------------------

Dear Shareholder,

We are pleased to present you with the annual report for the PaineWebber Balanced Fund (the "Fund") for the fiscal year ended August 31, 1999.

MARKET REVIEW
================================================================================

[GRAPHIC OMITTED] For most of 1998 and the first quarter of 1999 the market was very narrow, focused on large-capitalization growth companies. This was a highly unusual situation and we expected conditions to return to normal--i.e., near parity between growth and value styles. The market did briefly turn around in the second quarter, but only the deepest of the "deep value" stocks benefited before investors got concerned about the surge in commodity prices, and narrowness returned. However, for the 12 months ended August 31, 1999, the S&P 500 Index gained 39.81%.

Despite gains in the broad market, individual stock performance varied widely. About two thirds of the stocks traded on the New York Stock Exchange have actually posted losses year to date. The market weakened at the end of the Fund's fiscal year, as investors became concerned about the possibility of the Federal Reserve again raising short-term interest rates. Technology and consumer cyclicals were the strongest sectors; the weakest sectors included healthcare, utilities and capital goods.

OUTLOOK
================================================================================

[GRAPHIC OMITTED] We expect gross domestic product growth of around 3.80% for 1999, and about 2.90% growth for 2000. Our outlook calls for 2.25% inflation for calendar year 1999, and about the same or slightly higher for calendar year 2000. We expect the yield on the long bond (30-year Treasury) to stay close to 6.10% for the rest of 1999, and to retreat below 6.00% in 2000. Overseas growth does not seem strong enough to raise inflationary expectations to a great degree, but should allow companies to maintain profitability.

PORTFOLIO HIGHLIGHTS
================================================================================

[GRAPHIC OMITTED] The Fund employs a disciplined, model-based approach to calculate expected returns for U.S. stocks, bonds and cash. Based on an assessment of key economic variables such as interest rates, economic growth and inflation, as well as fundamental valuation techniques, the Fund seeks to determine whether the expected return from stocks is sufficient to

PAINEWEBBER BALANCED FUND                                          ANNUAL REPORT

offset the additional risk when compared to bonds and "risk-free" cash investments (U.S. Treasury bills). Fund assets are allocated according to the model, with a minimum of 25% of net assets in bonds or cash at all times.

--------------------------------------------------------------------------------
PAINEWEBBER BALANCED FUND

Top Five Equity Sectors*
As of 8/31/99

   [The following table was depicted as a bar chart in the printed material.]

                          Consumer Cyclicals       14.2%
                          Technology               10.4%
                          Financial                 7.3%
                          Healthcare                4.7%
                          Utilities                 4.7%

As of 2/28/99

   [The following table was depicted as a bar chart in the printed material.]

                          Consumer Cyclicals       14.4%
                          Technology                8.2%
                          Financial                 7.7%
                          Healthcare                5.9%
                          Utilities                 4.3%
--------------------------------------------------------------------------------

CHARACTERISTICS*

                                            8/31/99              2/28/99
      ------------------------------------------------------------------
      Total Net Assets ($mm)                 $245.8              $255.9
      Number of Securities                      164                 150
      Dividend Yield                          2.52%               2.77%
      Stocks                                  55.2%               45.6%
      Bonds                                   32.7%               41.1%
      Cash & Cash Equivalents                 12.1%               13.3%
      ------------------------------------------------------------------

In our asset allocation analysis, expectations for stocks improved during the last six months of the fiscal year, and expectations for bonds deteriorated. Therefore, the Fund reversed its underweighting in stocks and overweighting in bonds from the end of the last reporting period. As of fiscal year-end, the Fund was slightly overweighted in stocks, underweighted in bonds and overweighted in cash (see table above).

TOP TEN EQUITY HOLDINGS*

      As of 8/31/99                      As of 2/28/99
      ------------------------------------------------------------------
      Cisco Systems, Inc.        1.7     MCI WorldCom Inc.           1.4
      United Technologies Corp.  1.6     United Technologies Corp.   1.2
      Tyco International Ltd.    1.6     The Chase Manhattan Corp.   1.1
      The Chase Manhattan Corp.  1.5     Dayton Hudson Corp.         1.0
      Applied Materials, Inc.    1.4     Cisco Systems, Inc.         0.9
      Unisys Corp.               1.3     BP Amoco plc ADR            0.9
      Biogen Inc.                1.2     Lucas Varity plc ADR        0.9
      Dayton Hudson Corp.        1.2     Tyco International Ltd.     0.9
      JDS Uniphase Corp.         1.2     Biogen Inc.                 0.9
      Microsoft Corp.            1.1     Applied Materials, Inc.     0.8
      ------------------------------------------------------------------

The Balanced Fund's performance standard over time is a portfolio that is allocated 60% of the time to stocks, 35% of the time to bonds and 5% of the time to cash. As of this writing (late September 1999) the models are suggesting, on a risk-adjusted basis, that both stocks and bonds continue to be attractive relative to cash. As of this writing, the Fund's equity weighting is at a neutral position--where we would expect to be on average over time. The Balanced Fund is now positioned at a 40%

* Weightings represent percentages of portfolio assets as of August 31, 1999, except where noted otherwise. The Fund's portfolio is actively managed and its composition will vary over time.

ANNUAL FUND

weighting in fixed income, in contrast to its long run, or expected weighting of about 35%. On a risk-adjusted basis, the models prefer bonds to cash enough that we have slightly overweighted our bond position by 5%.

While we are positive on both markets relative to their long-term historical risk/return profiles, we think bonds are a little more attractive and as a result, we have a slight overweighting in them. We are neutral on stocks. This does not mean we think the outlook for stocks is bearish--rather, we believe that on a risk-adjusted basis the outlook for stocks is consistent with their longer term or average return to investors. Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

For a Quarterly Review on PaineWebber Balanced Fund or another fund in the PaineWebber Family of Funds, (1) please contact your Financial Advisor.

Sincerely,


/s/ Margo Alexander                      /s/ Brian M. Storms

MARGO ALEXANDER                          Brian M. Storms
Chairman and Chief Executive Officer     President and Chief Operating Officer
Mitchell Hutchins Asset Management Inc.  Mitchell Hutchins Asset Management Inc.


/s/ T. Kirkham Barneby                   /s/ Dennis L. McCauley

T. KIRKHAM BARNEBY                       DENNIS L. MCCAULEY
Managing Director and                    Managing Director and Chief Investment
Chief Investment Officer --              Officer -- Fixed Income
Quantitative Investments                 Mitchell Hutchins Asset Management Inc.
Mitchell Hutchins Asset Management Inc.


/s/ Mark A. Tincher                      /s/ SUSAN P. RYAN

MARK A. TINCHER                          SUSAN P. RYAN
Managing Director and Chief Investment   Senior Vice President
Officer -- Equities                      Mitchell Hutchins Asset Management Inc.
Mitchell Hutchins Asset Management Inc.

* Weightings represent percentages of portfolio assets as of August 31, 1999, except where noted otherwise. The Fund's portfolio is actively managed and its composition will vary over time.

(1) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

      This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended August 31, 1999, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

PAINEWEBBER BALANCED FUND

PERFORMANCE RESULTS (UNAUDITED)

                                          Net Asset Value                              Total Return(1)
                             ------------------------------------------     ------------------------------------
                                                                              12 Months              6 months
                             08/31/99         02/28/99         08/31/98     Ended 08/31/99        Ended 08/31/99
----------------------------------------------------------------------------------------------------------------
Class A Shares                $11.60           $11.57           $11.27           16.20%                1.09%
----------------------------------------------------------------------------------------------------------------
Class B Shares                 11.84            11.81            11.48           15.28                 0.74
----------------------------------------------------------------------------------------------------------------
Class C Shares                 11.60            11.58            11.28           15.34                 0.72
----------------------------------------------------------------------------------------------------------------

Performance Summary Class A Shares

                                 Net Asset Value
                             ------------------------       Capital Gains     Dividends               Total
Period Covered               Beginning         Ending        Distributed         Paid               Return(1)
----------------------------------------------------------------------------------------------------------------
07/01/91-12/31/91             $10.09           $11.02               --         $0.2293                11.53%
----------------------------------------------------------------------------------------------------------------
1992                           11.02            11.24               --          0.3414                 5.18
----------------------------------------------------------------------------------------------------------------
1993                           11.24            11.94          $0.7771          0.2510                15.63
----------------------------------------------------------------------------------------------------------------
1994                           11.94             9.32           1.2011          0.2311                (9.88)
----------------------------------------------------------------------------------------------------------------
1995                            9.32            10.41           0.7468          0.3100                23.13
----------------------------------------------------------------------------------------------------------------
1996                           10.41            10.61           1.0303          0.2516                14.74
----------------------------------------------------------------------------------------------------------------
1997                           10.61            11.38           1.5503          0.2205                24.57
----------------------------------------------------------------------------------------------------------------
1998                           11.38            12.00           1.2252          0.2196                18.95
----------------------------------------------------------------------------------------------------------------
01/01/99-08/31/99              12.00            11.60               --          0.0984                (2.53)
----------------------------------------------------------------------------------------------------------------
                                                       Totals: $6.5308         $2.1529
----------------------------------------------------------------------------------------------------------------
                                                             Cumulative Total Return as of 08/31/99: 149.44%
----------------------------------------------------------------------------------------------------------------

Performance Summary Class B Shares

                                 Net Asset Value
                             ------------------------       Capital Gains     Dividends               Total
Period Covered               Beginning         Ending        Distributed        Paid                 Return(1)
----------------------------------------------------------------------------------------------------------------
12/12/86-12/31/86             $10.00            $9.76               --              --                (2.40)%
----------------------------------------------------------------------------------------------------------------
1987                            9.76             9.27          $0.1687         $0.4407                 1.21
----------------------------------------------------------------------------------------------------------------
1988                            9.27             9.79               --          0.5225                11.34
----------------------------------------------------------------------------------------------------------------
1989                            9.79            10.03           0.1286          0.6768                10.84
----------------------------------------------------------------------------------------------------------------
1990                           10.03             9.60           0.0021          0.6200                 1.95
----------------------------------------------------------------------------------------------------------------
1991                            9.60            11.01               --          0.3478                18.52
----------------------------------------------------------------------------------------------------------------
1992                           11.01            11.28               --          0.2146                 4.46
----------------------------------------------------------------------------------------------------------------
1993                           11.28            12.02           0.7771          0.1173                14.66
----------------------------------------------------------------------------------------------------------------
1994                           12.02             9.43           1.2011          0.1189               (10.51)
----------------------------------------------------------------------------------------------------------------
1995                            9.43            10.57           0.7468          0.2049                22.23
----------------------------------------------------------------------------------------------------------------
1996                           10.57            10.79           1.0303          0.1632                13.81
----------------------------------------------------------------------------------------------------------------
1997                           10.79            11.61           1.5503          0.1213                23.63
----------------------------------------------------------------------------------------------------------------
1998                           11.61            12.26           1.2252          0.1331                18.02
----------------------------------------------------------------------------------------------------------------
01/01/99-08/31/99              12.26            11.84               --          0.0586                (2.96)
----------------------------------------------------------------------------------------------------------------
                                                       Totals: $6.8302         $3.7397
----------------------------------------------------------------------------------------------------------------
                                                             Cumulative Total Return as of 08/31/99: 227.20%
----------------------------------------------------------------------------------------------------------------

Performance Summary Class C Shares

                                  Net Asset Value
                             ------------------------       Capital Gains      Dividends              Total
Period Covered               Beginning         Ending        Distributed         Paid                Return(1)
----------------------------------------------------------------------------------------------------------------
07/02/92-12/31/92             $10.86           $11.25               --         $0.1619                 5.08%
----------------------------------------------------------------------------------------------------------------
1993                           11.25            11.94          $0.7771          0.1728                14.79
----------------------------------------------------------------------------------------------------------------
1994                           11.94             9.35           1.2011          0.1313               (10.48)
----------------------------------------------------------------------------------------------------------------
1995                            9.35            10.45           0.7468          0.2188                22.15
----------------------------------------------------------------------------------------------------------------
1996                           10.45            10.65           1.0303          0.1708                13.86
----------------------------------------------------------------------------------------------------------------
1997                           10.65            11.42           1.5503          0.1343                23.61
----------------------------------------------------------------------------------------------------------------
1998                           11.42            12.02           1.2252          0.1496               (18.04)
----------------------------------------------------------------------------------------------------------------
01/01/99-08/31/99              12.02            11.60               --          0.0641                (2.97)
----------------------------------------------------------------------------------------------------------------
                                                       Totals: $6.5308         $1.2036
----------------------------------------------------------------------------------------------------------------
                                                             Cumulative Total Return as of 08/31/99: 112.61%
----------------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER BALANCED FUND

PORTFOLIO OF INVESTMENTS                                         AUGUST 31, 1999

   Number of
     Shares                                                         Value
-----------------                                                -----------

COMMON STOCKS -- 59.22%

Airlines -- 0.65%
     31,400      Delta Air Lines, Inc. ........................  $ 1,595,513
                                                                 -----------
Alcohol -- 0.28%
      8,900      Anheuser-Busch Companies, Inc. ...............      685,300
                                                                 -----------
Apparel, Retail -- 1.17%
     99,200      TJX Companies, Inc. ..........................    2,864,400
                                                                 -----------
Apparel, Textiles -- 0.62%
     17,800      Tommy Hilfiger Corp.* ........................      604,088
     38,400      Westpoint Stevens Inc. .......................      921,600
                                                                 -----------
                                                                   1,525,688
                                                                 -----------
Banks -- 2.35%
     30,774      Bank of New York Co. Inc. ....................    1,100,171
     47,800      The Chase Manhattan Corp. ....................    4,000,262
     20,200      Mellon Bank Corp. ............................      674,175
                                                                 -----------
                                                                   5,774,608
                                                                 -----------
Beverages & Tobacco -- 0.29%
     37,800      Pepsi Bottling Group Inc. ....................      715,838
                                                                 -----------
Cable -- 1.24%
     28,800      JDS Uniphase Corp.*(1). ......................    3,054,600
                                                                 -----------
Chemicals -- 0.34%
      7,400      Dow Chemical Co. .............................      840,825
                                                                 -----------
Computer Hardware -- 3.47%
     67,300      Cisco Systems, Inc.* .........................    4,563,781
     27,100      Dell Computer Corp.* .........................    1,322,819
     21,200      IBM Corp. ....................................    2,640,725
                                                                 -----------
                                                                   8,527,325
                                                                 -----------
Computer Software -- 3.48%
     10,100      BMC Software, Inc.* ..........................      543,506
     23,100      Compuware Corp.* .............................      697,331
     32,600      Microsoft Corp.* .............................    3,017,538
     46,000      Sterling Software Inc.* ......................      925,750
     78,600      Unisys Corp.* ................................    3,379,800
                                                                 -----------
                                                                   8,563,925
                                                                 -----------
Construction -- 0.26%
     23,300      Lafarge Corp. ADR ............................  $   640,750
                                                                 -----------
Consumer Durables -- 0.64%
     25,000      Maytag Corp. .................................    1,565,625
                                                                 -----------
Defense/Aerospace -- 0.68%
     27,100      Allied-Signal, Inc. ..........................    1,659,875
                                                                 -----------
Diversified Retail -- 2.69%
     55,800      Dayton Hudson Corp. ..........................    3,236,400
     23,900      Family Dollar Stores Inc. ....................      470,531
     46,100      Federated Department Stores, Inc.* ...........    2,120,600
     17,500      Walmart Stores, Inc. .........................      775,469
                                                                 -----------
                                                                   6,603,000
                                                                 -----------
Drugs & Medicine -- 2.74%
     42,700      Biogen Inc.*(1) ..............................    3,277,225
      2,100      Elan Corp. PLC, ADR*(1) ......................       67,331
      8,000      Pharmacia & Upjohn, Inc. ADR .................      418,000
     34,600      Schering-Plough Corp. ........................    1,818,663
     17,300      Warner Lambert Co. ...........................    1,146,125
                                                                 -----------
                                                                   6,727,344
                                                                 -----------
Electric Utilities -- 1.59%
     17,200      Consolidated Edison Co. of New York Inc.(1) ..      756,800
     20,300      Duke Energy Corp. ............................    1,167,250
     47,800      Energy East Corp.* ...........................    1,195,000
     34,400      Utilicorp United Inc. ........................      797,650
                                                                 -----------
                                                                   3,916,700
                                                                 -----------
Energy Reserves & Production -- 1.82%
     18,900      Mobil Corp. ..................................    1,934,888
     40,900      Royal Dutch Petroleum Co. ADR ................    2,530,687
                                                                 -----------
                                                                   4,465,575
                                                                 -----------
Financial Services -- 0.54%
     18,200      Marsh & McLennan Companies, Inc. .............    1,325,188
                                                                 -----------
Food Retail -- 0.79%
     83,900      Kroger Co.* ..................................    1,940,187
                                                                 -----------

PAINEWEBBER BALANCED FUND

   Number of
     Shares                                                         Value
-----------------                                                -----------

COMMON STOCKS--(continued)

Forest Products, Paper -- 1.94%
     13,400      Champion International Corp. .................  $   737,000
     46,200      Fort James Corp.(1) ..........................    1,489,950
     37,200      Georgia-Pacific Corp. ........................    1,539,150
     17,800      Weyerhaeuser Co.(1) ..........................    1,001,250
                                                                 -----------
                                                                   4,767,350
                                                                 -----------
Gas Utility -- 0.38%
     15,950      Columbia Gas System Inc. .....................      942,047
                                                                 -----------
Household Products -- 0.68%
     37,900      Avon Products, Inc. ..........................    1,662,862
                                                                 -----------
Industrial Parts -- 4.21%
     13,100      American Standard Companies Inc.* ............      537,100
     41,200      Ingersoll Rand Co. ...........................    2,621,350
     68,300      Mettler Toledo International Inc.* ...........    1,818,487
     12,069      SPX Corp.* ...................................    1,022,848
     65,600      United Technologies Corp.(1) .................    4,337,800
                                                                 -----------
                                                                  10,337,585
                                                                 -----------
Industrial Services/Supplies -- 1.83%
     14,167      Delphi Automotive Systems Corp. ..............      265,631
     41,900      Tyco International Ltd. ......................    4,244,994
                                                                 -----------
                                                                   4,510,625
                                                                 -----------
Information & Computer Services -- 0.83%
      9,100      Computer Sciences Corp.* .....................      629,606
     32,300      Valassis Communications Inc.* ................    1,413,125
                                                                 -----------
                                                                   2,042,731
                                                                 -----------
Leisure -- 1.07%
     17,361      Eastman Kodak Co. ............................    1,274,948
     55,700      Hasbro, Inc. .................................    1,361,169
                                                                 -----------
                                                                   2,636,117
                                                                 -----------
Life Insurance -- 1.39%
     34,600      American General Corp. .......................    2,456,600
     32,600      Protective Life Corp. ........................      969,850
                                                                 -----------
                                                                   3,426,450
                                                                 -----------
Long Distance & Phone Companies -- 2.79%
     18,100      AT&T Corp. ...................................  $   814,500
     40,000      BellSouth Corp. ..............................    1,810,000
     19,200      GTE Corp. ....................................    1,317,600
     38,400      MCI WorldCom, Inc.* ..........................    2,908,800
                                                                 -----------
                                                                   6,850,900
                                                                 -----------
Media -- 0.81%
     42,200      Comcast Corp., Class A .......................    1,376,775
     23,100      Infinity Broadcasting Corp. Class A*(1) ......      625,144
                                                                 -----------
                                                                   2,001,919
                                                                 -----------
Medical Products -- 1.07%
     31,038      Boston Scientific Corp.* .....................    1,053,352
     43,800      St. Jude Medical, Inc.* ......................    1,587,750
                                                                 -----------
                                                                   2,641,102
                                                                 -----------
Medical Providers -- 0.60%
     20,300      Wellpoint Health Networks, Inc. Class A* .....    1,479,363
                                                                 -----------
Medical - Wholesale Drug Distributors -- 0.67%
     63,800      Amerisource Health Corp. Class A* ............    1,646,837
                                                                 -----------
Mining & Metals -- 0.96%
     17,800      Alcoa, Inc. ..................................    1,149,213
     26,500      Martin Marietta Materials Inc. ...............    1,209,062
                                                                 -----------
                                                                   2,358,275
                                                                 -----------
Motor Vehicles -- 1.66%
     14,000      Borg Warner Automotive, Inc. .................      663,250
     39,600      Ford Motor Co. ...............................    2,064,150
     20,300      General Motors Corp. .........................    1,342,337
                                                                 -----------
                                                                   4,069,737
                                                                 -----------
Oil Refining -- 1.94%
     18,400      Atlantic Richfield Co. .......................    1,618,050
     46,100      Coastal Corp. ................................    1,996,706
     36,800      USX-Marathon Group ...........................    1,145,400
                                                                 -----------
                                                                   4,760,156
                                                                 -----------

PAINEWEBBER BALANCED FUND

   Number of
     Shares                                                         Value
-----------------                                                -----------
COMMON STOCKS--(concluded)

Other Insurance -- 2.00%
     42,500      ACE Ltd. .....................................  $   911,094
     30,500      Ambac Financial Group Inc. ...................    1,610,781
     17,262      American International Group, Inc. ...........    1,599,972
     22,200      Travelers Property Casualty Corp. ............      788,100
                                                                 -----------
                                                                   4,909,947
                                                                 -----------
Publishing -- 0.93%
     42,400      Knight Ridder, Inc. ..........................    2,286,950
                                                                 -----------
Restaurants -- 0.32%
     33,300      Brinker International Inc.* ..................      799,200
                                                                 -----------
Securities & Asset Management -- 1.27%
     17,700      AXA Financial Inc. ...........................    1,092,975
     23,600      Morgan Stanley Dean Witter & Co. .............    2,025,175
                                                                 -----------
                                                                   3,118,150
                                                                 -----------
Semiconductor -- 3.35%
     51,400      Applied Materials, Inc.* .....................    3,652,612
     22,200      Atmel Corp.* .................................      872,738
     23,600      Intel Corp. ..................................    1,939,625
     26,100      Vitesse Semiconductor Corp.* .................    1,774,800
                                                                 -----------
                                                                   8,239,775
                                                                 -----------
Specialty Retail -- 1.97%
    100,800      Office Depot Inc.* ...........................  $ 1,052,100
     36,950      Staples Inc.* ................................      803,662
     64,700      Williams Sonoma Inc.*(1) .....................    2,523,300
     13,479      Zale Corp.* ..................................      467,553
                                                                 -----------
                                                                   4,846,615
                                                                 -----------
Thrift -- 0.33%
     31,200      Greenpoint Financial Corp. ...................      807,300
                                                                 -----------
Tobacco -- 0.27%
     18,000      Philip Morris Companies, Inc. ................      673,875
                                                                 -----------
Wireless Telecommunications -- 0.31%
     19,200      Century Telephone Enterprises, Inc. ..........      754,800
                                                                 -----------
Total Common Stocks (cost -- $122,038,182) ....................  145,562,934
                                                                 -----------

   Principal
    Amount                                                                       Maturity             Interest
     (000)                                                                         Dates                Rates             Value
---------------                                                                 ----------            --------        ------------
CORPORATE BONDS -- 14.53%

Bank -- 0.93%
$     670      Bank One Corp. .............................................       08/01/06              6.875%        $    656,894
    1,700      Providian National Bank ....................................       02/01/04              6.650            1,637,744
                                                                                                                      ------------
                                                                                                                         2,294,638
                                                                                                                      ------------
Beverages & Entertainment -- 0.46%
    1,180      Seagram Joseph E. & Sons Inc. ..............................       12/15/05              6.625            1,125,847
                                                                                                                      ------------
Cable -- 0.32%
      800      TCI Communications Inc. ....................................       05/01/03              6.375              786,658
                                                                                                                      ------------
Financial Services -- 3.04%
    1,915      Associates Corp. NA ........................................       11/01/08              6.250            1,777,137
    1,500      AT&T Capital Corp. .........................................       01/16/01              6.875            1,500,542
    2,600      Ford Motor Credit Co. ...................................... 01/14/03 to 01/12/09   5.800 to 6.000        2,435,729
    1,850      Heller Financial Inc. ......................................       03/19/04              6.000            1,756,834
                                                                                                                      ------------
                                                                                                                         7,470,242
                                                                                                                      ------------
Industrial Services/Supplies -- 0.39%
      965      Tyco International Group SA ................................       06/15/01              6.125              956,016
                                                                                                                      ------------

PAINEWEBBER BALANCED FUND

   Principal
    Amount                                                                       Maturity             Interest
     (000)                                                                         Dates                Rates             Value
---------------                                                                 ----------            --------        ------------
CORPORATE BONDS -- (concluded)

Insurance -- 1.91%
$   2,000      American Re Corp. ..........................................       12/15/26              7.450%        $  1,945,424
      700      Hartford Financial Services Group Inc. .....................       11/01/08              6.375              664,052
      800      Loews Corp.(1) .............................................       12/15/06              6.750              756,958
    1,350      Lumbermans Mutual Casualty Co. .............................       07/01/26              9.150            1,324,723
                                                                                                                      ------------
                                                                                                                         4,691,157
                                                                                                                      ------------
Media -- 0.24%
      620      News America Holdings Inc. .................................       10/17/96              8.250              592,951
                                                                                                                      ------------
Securities & Asset Management -- 3.08%
    2,305      Donaldson Lufkin & Jenrette ................................       04/01/02              5.875            2,247,121
    1,315      FMR Corp. ..................................................       06/15/29              7.570            1,260,407
    1,350      Lehman Brothers Holdings Inc. ..............................       04/01/04              6.625            1,304,528
    1,200      Merrill Lynch & Company Inc. ...............................       02/17/09              6.000            1,081,886
    1,775      Morgan Stanley Group Inc. ..................................       01/20/04              5.625            1,679,145
                                                                                                                      ------------
                                                                                                                         7,573,087
                                                                                                                      ------------
Telecommunications -- 0.87%
    2,345      US West Capital Funding Inc. ...............................       07/15/08              6.375            2,149,980
                                                                                                                      ------------
Tobacco -- 1.16%
    1,850      Philip Morris Companies Inc. ............................... 07/01/08 to 01/15/27   7.650 to 7.750        1,849,916
    1,035      RJ Reynolds Tobacco Holdings Inc. ..........................       05/15/03              7.375            1,010,550
                                                                                                                      ------------
                                                                                                                         2,860,466
                                                                                                                      ------------
Yankee -- 2.13%
      995      Canadian Imperial Bank Commerce ............................       08/01/00             6.200               994,584
    2,000      Household International Netherlands BV .....................       12/01/03             6.200             1,941,846
    1,400      Imperial Tobacco Overseas B V ..............................       04/01/09             7.125             1,310,154
    1,000      Sony Corp. .................................................       03/04/03             6.125               982,417
                                                                                                                      ------------
                                                                                                                         5,229,001
                                                                                                                      ------------
Total Corporate Bonds (cost -- $37,593,179) ...............................                                             35,730,043
                                                                                                                      ------------

CONVERTIBLE BONDS -- 0.55%

Specialty Retail --  0.55%
      500      Home Depot Inc. (cost-- $500,000) ..........................       10/01/01             3.250             1,341,250
                                                                                                                      ------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 10.03%

       45      Federal Home Loan Mortgage Corporation .....................       03/18/08             6.220                42,687
    4,230      Federal National Mortgage Association ......................       01/15/09             5.250             3,765,808
    2,570      International Bank For Reconstruction & Development ........       03/17/03              5.625            2,501,769
    5,769      U.S. Treasury Bonds(1) ..................................... 08/15/13 to 02/15/29   5.250 to 12.000       6,676,546
   11,962      U.S. Treasury Notes(1) ..................................... 07/15/02 to 05/15/09   3.625 to 5.500       11,673,794
                                                                                                                      ------------
Total U.S. Government and Agency Obligations (cost -- $25,694,724) ........                                             24,660,604
                                                                                                                      ------------

PAINEWEBBER BALANCED FUND

   Principal
    Amount                                                                       Maturity             Interest
     (000)                                                                         Dates                Rates             Value
---------------                                                                 ----------            --------        ------------
MORTGAGE BACKED SECURITIES -- 9.97%

Collateralized Mortgage Obligation -- 1.56%
$     551      Amresco Commercial Mortgage Funding I Corp., Series
               1997-C1, Class A1 ..........................................       06/17/29             6.730%         $    544,176
      249      CS First Boston Mortgage Securities Corp., Series 1997-2,
               Class A+ ...................................................       06/01/20             7.500               248,459
       53      FDIC REMIC, Series 1994-C1, Class 2A2 ......................       09/25/25             7.850                52,636
      238      FDIC REMIC, Series 1996-C1, Class 1A .......................       05/25/26             6.750               235,864
      250      FNMA REMIC, Series 1996-M6, Class E ........................       09/17/19             7.750               252,720
      478      GMAC Commercial Mortgage Security, Series 1996-C1,
               Class A2A ..................................................       09/15/03             6.790               477,927
    1,400      LB Commercial Conduit Mortgage Trust, Series 1998-C4,
               Class A1B ..................................................       10/15/08             6.210             1,298,808
      174      Morgan Stanley Capital I Inc., Series 1997-C1, Class A1A ...       02/15/20             6.850               173,352
      554      Morgan Stanley Capital I Inc., Series 1997-WF1, Class A1+ ..       10/15/06             6.830               550,960
                                                                                                                      ------------
                                                                                                                         3,834,902
                                                                                                                      ------------
Federal Home Loan Mortgage Corporation -- 0.69%
    1,780      FHLMC 30 Yr TBA ............................................          TBA               6.500             1,685,438
                                                                                                                      ------------
Federal National Mortgage Association -- 6.78%
      557      FNMA .......................................................       09/01/28             6.500               527,747
      835      FNMA ....................................................... 01/01/26 to 02/01/26       7.500               831,782
   12,780      FNMA 30 Yr TBA .............................................          TBA               6.000            11,745,612
    2,720      FNMA 15 Yr TBA .............................................          TBA               6.500             2,641,800
      995      FNMA 30 Yr TBA .............................................          TBA               6.500               941,519
                                                                                                                      ------------
                                                                                                                        16,688,460
                                                                                                                      ------------
Government National Mortgage Association -- 0.94%
    2,223      GNMA .......................................................       11/15/17             8.500             2,307,422
                                                                                                                      ------------
Total Mortgage Backed Securities (cost -- $24,621,094)                                                                  24,516,222
                                                                                                                      ------------

SHORT TERM U.S. GOVERNMENT AGENCY OBLIGATIONS -- 12.99%

   10,000      Federal Home Loan Bank Consolidated Discount Notes .........       09/15/99             5.080             9,980,244
   16,000      Federal Home Loan Mortgage Discount Notes ..................       09/16/99             4.950            15,967,000
    5,000      Federal National Mortgage Association Discount Notes .......       09/27/99             5.090             4,981,619
    1,000      Student Loan Marketing Discount Notes ......................       09/02/99             4.980               999,862
                                                                                                                      ------------
Total Short Term U.S. Government Agency Obligations (cost-- $31,928,725) ..                                             31,928,725
                                                                                                                      ------------

Total Investments (cost -- $242,375,904) -- 107.29% .......................                                            263,739,778
Liabilities in excess of other assets -- (7.29)% ..........................                                            (17,924,013)
                                                                                                                      ------------
Net Assets -- 100.00% .....................................................                                           $245,815,765
                                                                                                                      ============

----------
*     Non-Income producing security.

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR   American Depository Receipt.

TBA (To Be Assigned) Securities are purchased on a forward commitment basis with an approximated principal amount (generally +/- 1.0%) and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

REMIC Real Estate Mortgage Investment Conduit.

(1)   Security, or portion thereof, was on loan at August 31, 1999.

                 See accompanying notes to financial statements

PAINEWEBBER BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES                              AUGUST 31, 1999

Assets

Investments in securities, at value (cost--$242,375,904) .............................................. $263,739,778
Investment of cash collateral for securities loaned (cost--$19,214,874) ...............................   19,214,874
Receivable for investments sold .......................................................................      896,862
Dividends and interest receivable .....................................................................    1,349,895
Receivable for fund shares sold .......................................................................      101,115
Other assets ..........................................................................................       23,549
                                                                                                        ------------
Total assets ..........................................................................................  285,326,073
                                                                                                        ------------

Liabilities

Collateral for securities loaned ......................................................................   19,214,874
Payable for investments purchased .....................................................................   18,867,864
Payable for fund shares repurchased ...................................................................      628,736
Payable to affiliates .................................................................................      249,156
Payable to custodian ..................................................................................      370,202
Accrued expenses and other liabilities ................................................................      179,476
                                                                                                        ------------
Total liabilities .....................................................................................   39,510,308
                                                                                                        ------------

Net Assets

Capital Stock--$0.001 par value .......................................................................  205,287,556
Undistributed net investment income ...................................................................    1,006,149
Accumulated net realized gains from investment transactions ...........................................   18,158,186
Net unrealized appreciation of investments ............................................................   21,363,874
                                                                                                        ------------
Net assets ............................................................................................ $245,815,765
                                                                                                        ============

Class A:

Net assets ............................................................................................ $196,684,251
                                                                                                        ------------
Shares outstanding ....................................................................................   16,956,736
                                                                                                        ------------
Net asset value and redemption value per share ........................................................ $      11.60
                                                                                                        ============
Maximum offering price per share (net asset value plus sales charge of 4.50% of offering price) ....... $      12.15
                                                                                                        ============

Class B:

Net assets ............................................................................................ $ 28,718,607
                                                                                                        ------------
Shares outstanding ....................................................................................    2,426,201
                                                                                                        ------------
Net asset value and offering price per share ..........................................................       $11.84
                                                                                                        ============

Class C:

Net assets ............................................................................................ $ 19,893,631
                                                                                                        ------------
Shares outstanding ....................................................................................    1,715,018
                                                                                                        ------------
Net asset value and offering price per share .......................................................... $      11.60
                                                                                                        ============

Class Y:

Net assets ............................................................................................ $    519,276
                                                                                                        ------------
Shares outstanding ....................................................................................       44,788
                                                                                                        ------------
Net asset value and offering price per share .......................................................... $      11.59
                                                                                                        ============

                 See accompanying notes to financial statements

PAINEWEBBER BALANCED FUND

STATEMENT OF OPERATIONS                       FOR THE YEAR ENDED AUGUST 31, 1999

Investment income:

Interest .......................................................................   $  6,055,004
Dividends ......................................................................      1,572,149
                                                                                   ------------
                                                                                      7,627,153
                                                                                   ------------

Expenses:

Investment advisory and administration .........................................      1,890,996
Service fees--Class A ..........................................................        505,425
Service and distribution fees--Class B .........................................        305,401
Service and distribution fees--Class C .........................................        190,716
Transfer agency and service ....................................................        166,820
Custody and accounting .........................................................        153,799
Legal and audit ................................................................         95,725
Reports and notices to shareholders ............................................         73,300
State registration .............................................................         47,056
Directors fees and expenses ....................................................         13,500
Other expenses .................................................................          1,815
                                                                                   ------------
                                                                                      3,444,553
Less: Fee waivers and reimbursements from investment advisor ...................         (1,469)
                                                                                   ------------
Net expenses ...................................................................      3,443,084
                                                                                   ------------

Net investment income ..........................................................      4,184,069
                                                                                   ------------

Realized and unrealized gains from investment activities:

Net realized gains from:
  Investment transactions ......................................................     16,866,913
  Options and futures transactions .............................................      1,406,413

Net change in unrealized appreciation of:
  Investments ..................................................................     13,558,529
  Options ......................................................................         17,487
                                                                                   ------------

Net realized and unrealized gains from investment activities ...................     31,849,342
                                                                                   ------------

Net increase in net assets resulting from operations ...........................   $ 36,033,411
                                                                                   ============

                 See accompanying notes to financial statements

PAINEWEBBER BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                                    For the Years Ended August 31,
                                                                                    ------------------------------
                                                                                        1999               1998
                                                                                    -------------    -------------
From operations:

Net investment income ...........................................................   $   4,184,069    $   4,003,592
Net realized gains from investment, option and futures transactions .............      18,273,326       33,245,475
Net change in unrealized appreciation/depreciation of investments and options ...      13,576,016      (29,081,375)
                                                                                    -------------    -------------
Net increase in net assets resulting from operations ............................      36,033,411        8,167,692
                                                                                    -------------    -------------

Dividends and distributions to shareholders from:

Net investment income--Class A ..................................................      (3,728,464)      (3,302,099)
Net investment income--Class B ..................................................        (327,440)        (237,412)
Net investment income--Class C ..................................................        (237,032)        (126,665)
Net investment income--Class Y ..................................................          (7,148)            (803)
Net realized gains from investment transactions--Class A ........................     (19,640,106)     (21,634,316)
Net realized gains from investment transactions--Class B ........................      (2,933,076)      (2,516,998)
Net realized gains from investment transactions--Class C ........................      (1,816,995)      (1,124,576)
Net realized gains from investment transactions--Class Y ........................         (24,554)              --
                                                                                    -------------    -------------
Total dividends and distributions to shareholders ...............................     (28,714,815)     (28,942,869)
                                                                                    -------------    -------------

From capital stock transactions:

Net proceeds from sale of shares ................................................      36,103,042       44,392,815
Cost of shares repurchased ......................................................     (47,257,223)     (34,290,423)
Proceeds from dividends reinvested ..............................................      26,107,944       26,308,838
                                                                                    -------------    -------------
Net increase in net assets from capital stock transactions ......................      14,953,763       36,411,230
                                                                                    -------------    -------------
Net increase in net assets ......................................................      22,272,359       15,636,053

Net assets:

Beginning of year ...............................................................     223,543,406      207,907,353
                                                                                    -------------    -------------
End of year (including undistributed net investment income
  of $1,006,149 and $1,143,945, respectively) ...................................   $ 245,815,765    $ 223,543,406
                                                                                    =============    =============

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      PaineWebber Master Series, Inc. ("Master Series") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company which currently offers two series of shares: PaineWebber Balanced Fund (the "Fund") and PaineWebber Money Market Fund. The financial statements for PaineWebber Money Market Fund are not included herein.

      The Fund currently offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares approximately six years after issuance. All classes of shares have equal voting privileges, except that Class A, Class B and Class C each have exclusive voting rights with respect to their service and/or distribution plan.

      The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

      Valuation of Investments--Securities which are listed on stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), and investment adviser, administrator, and distributor of the Fund, as the primary market. Securities traded in the over-the-counter ("OTC") market and listed on the Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last available sale price, or last bid price available if no sale occurs, on Nasdaq prior to the time of valuation. Where market quotations are readily available, debt securities are valued thereon, provided such quotations adequately reflect the fair value of the securities in the judgment of Mitchell Hutchins. When market quotations are not readily available, securites are valued based upon appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. All other securities are valued at fair value as determined in good faith by, or under the direction of, the Master Series' Board of Directors. The amortized cost method of valuation is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board of Directors determines that this does not represent fair value.

      Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

NOTES TO FINANCIAL STATEMENTS

      Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

      Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

      Futures Contracts--Upon entering into a financial futures contract, the Fund is required to pledge to a broker an amount of cash and/or U.S. Government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

      Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Fund primarily uses financial futures contracts for hedging or to manage the average duration of the Fund's portfolio. However, imperfect correlations between futures contracts and the portfolio securities being hedged, or market disruptions, do not normally permit full control of these risks at all times.

      Option Writing--When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

      Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

      The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

NOTES TO FINANCIAL STATEMENTS

WRITTEN OPTION ACTIVITY

      Transactions in options written for the year ended August 31, 1999 were as follows:

                                                            Number of
                                                             Options   Premiums
                                                            --------- ---------
      Options outstanding at August 31, 1998 ..............     50    $  12,982
      Options written .....................................    426    $ 224,507
      Options terminated in closing purchase transactions..   (413)   $(239,978)
      Options expired .....................................    (63)   $   2,489
                                                              ----    ---------
      Options outstanding at August 31, 1999 ..............      0    $       0
                                                              ====    =========

INVESTMENT ADVISER AND ADMINISTRATOR

      The Board of Directors of Master Series has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

                                                                 Annual
      Average Daily Net Assets                                    Rate
      ------------------------                                   ------
      Up to $500 million ......................................  0.750%
      In excess of $500 million up to $1.0 billion ............  0.725
      In excess of $1.0 billion up to $1.5 billion ............  0.700
      In excess of $1.5 billion up to $2.0 billion ............  0.675
      Over $2.0 billion .......................................  0.650

      At August 31, 1999, the Fund owed Mitchell Hutchins $159,413 in investment advisory and administration fees. Mitchell Hutchins waived a portion of its investment advisory and administration fees in connection with the Fund's investment of cash collateral from security lending in the Mitchell Hutchins Private Money Market Fund LLC. For the year ended August 31, 1999, Mitchell Hutchins waived $1,469.

      For the year ended August 31, 1999, the Fund paid $14,808 in brokerage commissions to PaineWebber for transactions executed on behalf of the Fund.

DISTRIBUTION PLANS

      Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Fund pays Mitchell Hutchins monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares (Class Y shares have no service or distribution plan). At August 31, 1999, the Fund owed Mitchell Hutchins $84,754 in service and distribution fees.

      Mitchell Hutchins also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. Mitchell Hutchins has informed the Fund that for the year ended August 31, 1999, it received $177,736 in sales charges.

NOTES TO FINANCIAL STATEMENTS

SECURITY LENDING

      The Fund may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund's lending agent is PaineWebber, who received $17,852 as compensation from the Fund for the year ended August 31, 1999. At August 31, 1999, the Fund owed PaineWebber $4,989 in security lending fees. For the year ended August 31, 1999 the Fund earned $52,381 as compensation from securities lending transactions net of fees, rebates and expenses.

      At August 31, 1999, the Fund had securities on loan having a market value of $18,296,716. The Fund's custodian held cash having an aggregate value of $19,214,874 as collateral for portfolio securities loaned which was invested as follows:

 Number of
 Shares/Par                                                                                              Value
-----------                                                                                          -----------
  5,000,000   Cayman Islands Bank Certificate of Deposit, 5.563% due 09/01/99 .....................  $ 5,000,000
      3,084   Janus Investment Money Market Fund ..................................................        3,084
  2,337,024   Liquid Assets Portfolio .............................................................    2,337,024
 10,943,839   MH Private Money Market Fund LLC ....................................................   11,865,089
      9,677   Prime Portfolio .....................................................................        9,677
                                                                                                     -----------
              Total investments of cash collateral for securities loaned (cost--$19,214,874) ......  $19,214,874
                                                                                                     ===========

BANK LINE OF CREDIT

      The Fund may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. For the year ended August 31, 1999, the Fund did not borrow under the Facility.

TRANSFER AGENCY RELATED SERVICE FEES

      PaineWebber provides certain transfer agency related services to the Fund pursuant to a delegation of authority from PFPC, Inc., the Fund's transfer agent, and is compensated for these services by PFPC, Inc., not the Fund. For the year ended August 31, 1999, PaineWebber received approximately 55% of the total service fees collected by PFPC, Inc.

INVESTMENTS IN SECURITIES

      For federal income tax purposes, the cost of securities owned at August 31, 1999 was substantially the same as the cost of securities for financial statement purposes.

NOTES TO FINANCIAL STATEMENTS

      At August 31, 1999, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (investments having an excess of value over cost) .........  $ 29,420,752
Gross depreciation (investments having an excess of cost over value) .........    (8,056,878)
                                                                                ------------
Net unrealized appreciation of investments ...................................  $ 21,363,874
                                                                                ============

      For the year ended August 31, 1999, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $546,570,570 and $554,250,688, respectively.

FEDERAL TAX STATUS

      The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

      To reflect reclassifications for the Fund arising from permanent "book/tax" differences for the year ended August 31, 1999, undistributed net investment income was decreased by $21,781, accumulated net realized gains from investment transactions were decreased by $2,737,619 and capital stock was increased by $2,759,400 for redemptions utilized as distributions for federal income tax purposes.

CAPITAL STOCK

      There are 10 billion shares of $0.001 par value common stock authorized for Master Series, of which 4 billion is allocated to Balanced Fund. Transactions in shares of common stock were as follows:

For the Year Ended                Class A                     Class B                    Class C                   Class Y
  August 31, 1999:        ------------------------    -----------------------     ---------------------     --------------------
                            Shares       Amount         Shares       Amount        Shares      Amount        Shares     Amount
                          ----------   -----------    ---------   -----------     --------  -----------     -------   ----------
Shares sold ............   1,363,897   $16,172,983      937,633   $11,281,236      688,213   $8,183,147      39,441   $  465,676
Shares repurchased .....  (2,932,983)  (34,741,366)    (608,260)   (7,358,696)    (428,296)  (5,003,022)    (12,955)    (154,139)
Dividends reinvested ...   1,886,980    21,391,988      245,010     2,837,840      162,571    1,846,494       2,785       31,622
Shares converted from
  Class B to Class A ...     459,550     5,425,191     (450,660)   (5,425,191)          --           --          --           --
                          ----------   -----------    ---------   -----------     --------  -----------     -------   ----------
Net increase ...........     777,444   $ 8,248,796      123,723    $1,335,189      422,488   $5,026,619      29,271   $  343,159
                          ==========   ===========    =========   ===========     ========  ===========     =======   ==========

For the Year Ended                Class A                     Class B                    Class C                   Class Y
  August 31, 1998:        ------------------------    -----------------------     ---------------------     --------------------
                            Shares       Amount         Shares       Amount        Shares      Amount        Shares     Amount
                          ----------   -----------    ---------   -----------     --------  -----------     -------   ----------
Shares sold ............   1,263,207   $15,579,179    1,298,840   $16,390,056      980,331  $12,228,828      15,473   $  194,752
Shares repurchased .....  (1,907,300)  (23,733,561)    (354,528)   (4,507,312)    (486,939)  (6,049,297)        (21)        (253)
                          ----------   -----------    ---------   -----------     --------  -----------     -------   ----------
Dividends reinvested ...   2,052,585    22,750,251      215,129     2,429,905      101,409    1,127,879          65          803
Shares converted from
  Class B to Class A ...     661,504     8,252,506     (650,161)   (8,252,506)          --           --          --           --
                          ----------   -----------    ---------   -----------     --------  -----------     -------   ----------
Net increase ...........   2,069,996   $22,848,375      509,280    $6,060,143      594,801   $7,307,410      15,517   $  195,302
                          ==========   ===========    =========   ===========     ========  ===========     =======   ==========

                      This Page Intentionally Left Blank.

PAINEWEBBER BALANCED FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period is presented below:

                                                                                    Class A
                                                -------------------------------------------------------------------------------
                                                                                          For the
                                                                                            Six          For the       For the
                                                        For the Years Ended                Months          Year          Year
                                                             August 31,                    Ended          Ended         Ended
                                                ------------------------------------     August 31,    February 29,  February 28,
                                                  1999          1998          1997        1996 (2)         1996          1995
                                                --------      --------      --------      --------       --------      --------
Net asset value, beginning of period ........   $  11.27      $  12.50      $  10.27      $  10.85       $   9.80      $  12.04
                                                --------      --------      --------      --------       --------      --------
Net investment income .......................       0.22++        0.23++        0.23++        0.12++         0.27++        0.26
Net realized and unrealized gains (losses)
  from investments, futures and options .....       1.56++        0.31++        2.79++       (0.12)++        1.84++       (1.07)
                                                --------      --------      --------      --------       --------      --------
Net increase (decrease) from investment
  operations ................................       1.78          0.54          3.02          0.00           2.11         (0.81)
                                                --------      --------      --------      --------       --------      --------
Dividends from net investment income ........      (0.22)        (0.22)        (0.24)        (0.10)         (0.31)        (0.23)
Distributions from net realized gains
  from investment transactions ..............      (1.23)        (1.55)        (0.55)        (0.48)         (0.75)        (1.20)
                                                --------      --------      --------      --------       --------      --------
Total dividends and distributions to
  shareholders ..............................      (1.45)        (1.77)        (0.79)        (0.58)         (1.06)        (1.43)
                                                --------      --------      --------      --------       --------      --------
Net asset value, end of period ..............   $  11.60      $  11.27      $  12.50      $  10.27       $  10.85      $   9.80
                                                ========      ========      ========      ========       ========      ========
Total investment return (1) .................      16.20%         4.69%        30.67%         0.03%         22.08%        (6.02)%
                                                ========      ========      ========      ========       ========      ========
Ratios/supplemental data:
Net assets, end of period (000's) ...........   $196,684      $182,362      $176,403      $157,525       $171,609      $174,761
Expenses to average net assets,
  net of waivers from adviser (3) ...........       1.22%         1.26%         1.46%         1.34%*         1.29%         1.26%
Net investment income to average net
  assets, net of waivers from adviser (3) ...       1.81%         1.88%         2.02%         2.19%*         2.55%         2.41%
Portfolio turnover rate .....................        234%          190%          188%          103%           188%          107%

----------
*     Annualized.

++    Calculated using the average shares outstanding for the period.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

(2)   Fiscal year changed to August 31.

(3) During the year ended August 31, 1999 Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waiver would be the same since the fee waiver represents less than 0.005%.

PAINEWEBBER BALANCED FUND

Selected data for a share of capital stock outstanding throughout each period is presented below:

                                                                                   Class B
                                                -------------------------------------------------------------------------------
                                                                                          For the
                                                                                            Six          For the       For the
                                                        For the Years Ended               Months           Year          Year
                                                             August 31,                    Ended          Ended         Ended
                                                ------------------------------------     August 31,    February 29,  February 28,
                                                  1999          1998          1997        1996 (2)         1996          1995
                                                --------      --------      --------      --------       --------      --------
Net asset value, beginning of period ........   $  11.48      $  12.70      $  10.42      $  11.00       $   9.90      $  12.10
                                                --------      --------      --------      --------       --------      --------
Net investment income .......................       0.13++        0.14++        0.14++        0.08++         0.19++        0.44
Net realized and unrealized gains (losses)
  from investments, futures and options .....       1.59++        0.31++        2.84++       (0.11)++        1.86++       (1.32)
                                                --------      --------      --------      --------       --------      --------
Net increase (decrease) from investment
  operations ................................       1.72          0.45          2.98         (0.03)          2.05         (0.88)
                                                --------      --------      --------      --------       --------      --------
Dividends from net investment income ........      (0.13)        (0.12)        (0.15)        (0.07)         (0.20)        (0.12)
Distributions from net realized gains
  from investment transactions ..............      (1.23)        (1.55)        (0.55)        (0.48)         (0.75)        (1.20)
                                                --------      --------      --------      --------       --------      --------
Total dividends and distributions to
  shareholders ..............................      (1.36)        (1.67)        (0.70)        (0.55)         (0.95)        (1.32)
                                                --------      --------      --------      --------       --------      --------
Net asset value, end of period ..............   $  11.84      $  11.48      $  12.70      $  10.42       $  11.00      $   9.90
                                                ========      ========      ========      ========       ========      ========
Total investment return (1) .................      15.28%         3.87%        29.70%        (0.30)%        21.20%        (6.68)%
                                                ========      ========      ========      ========       ========      ========
Ratios/supplemental data:
Net assets, end of period (000's) ...........   $ 28,719      $ 26,425      $ 22,768      $ 22,307       $ 26,627      $ 37,104
Expenses to average net assets,
  net of waivers from adviser (3) ...........       1.98%         2.03%         2.22%         2.09%*         2.05%         1.98%
Net investment income to average net
  assets, net of waivers from adviser (3) ...       1.04%         1.13%         1.27%         1.43%*         1.81%         1.60%
Portfolio turnover rate .....................        234%          190%          188%          103%           188%          107%

----------
*     Annualized.

++    Calculated using the average shares outstanding for the period.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

(2)   Fiscal year changed to August 31.

(3) During the year ended August 31, 1999 Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waiver would be the same since the fee waiver represents less than 0.005%.

PAINEWEBBER BALANCED FUND

Selected data for a share of capital stock outstanding throughout each period is presented below:

                                                                                     Class C
                                                  ------------------------------------------------------------------------------
                                                                                            For the
                                                                                              Six         For the       For the
                                                          For the Years Ended                Months         Year          Year
                                                              August 31,                     Ended          Ended         Ended
                                                  ------------------------------------     August 31,    February 29,  February 28,
                                                    1999          1998          1997        1996 (2)        1996          1995
                                                  --------      --------      --------      --------      --------      --------
Net asset value, beginning of period ..........   $  11.28      $  12.52      $  10.29      $  10.88      $   9.82      $  12.03
                                                  --------      --------      --------      --------      --------      --------
Net investment income .........................       0.14++        0.14++        0.14++        0.08++        0.19++        0.19
Net realized and unrealized gains (losses)
  from investments, futures and options .......       1.56++        0.31++        2.80++       (0.12)++       1.84++       (1.07)
                                                  --------      --------      --------      --------      --------      --------
Net increase (decrease) from investment
  operations ..................................       1.70          0.45          2.94         (0.04)         2.03         (0.88)
                                                  --------      --------      --------      --------      --------      --------
Dividends from net investment income ..........      (0.15)        (0.14)        (0.16)        (0.07)        (0.22)        (0.13)
Distributions from net realized gains from
  investment transactions .....................      (1.23)        (1.55)        (0.55)        (0.48)        (0.75)        (1.20)
                                                  --------      --------      --------      --------      --------      --------
Total dividends and distributions to
  shareholders ................................      (1.38)        (1.69)        (0.71)        (0.55)        (0.97)        (1.33)
                                                  --------      --------      --------      --------      --------      --------
Net asset value, end of period ................   $  11.60      $  11.28      $  12.52      $  10.29      $  10.88      $   9.82
                                                  ========      ========      ========      ========      ========      ========
Total investment return (1) ...................      15.34%         3.89%        29.70%        (0.38)%       21.12%        (6.69)%
                                                  ========      ========      ========      ========      ========      ========
Ratios/supplemental data:
Net assets, end of period (000's) .............   $ 19,894      $ 14,581      $  8,736      $  6,979      $  7,469      $  8,525
Expenses to average net assets,
  net of waivers from adviser (3) .............       1.95%         2.00%         2.21%         2.09%*        2.08%         2.01%
Net investment income to average net assets,
  net of waivers from adviser (3) .............       1.08%         1.18%         1.27%         1.44%*        1.77%         1.62%
Portfolio turnover rate .......................        234%          190%          188%          103%          188%          107%

                                                          Class Y
                                                  -----------------------
                                                                  For the
                                                  For the         Period
                                                    Year      March 26, 1998+
                                                   Ended          through
                                                 August 31,     August 31,
                                                    1999           1998
                                                  --------       --------
Net asset value, beginning of period ..........   $  11.27       $  12.55
                                                  --------       --------
Net investment income .........................       0.26++         0.11++
Net realized and unrealized gains (losses)
  from investments, futures and options .......       1.55++        (1.28)++
                                                  --------       --------
Net increase (decrease) from investment
  operations ..................................       1.81          (1.17)
                                                  --------       --------
Dividends from net investment income ..........      (0.26)         (0.11)
Distributions from net realized gains from
  investment transactions .....................      (1.23)            --
                                                  --------       --------
Total dividends and distributions to
  shareholders ................................      (1.49)         (0.11)
                                                  --------       --------
Net asset value, end of period ................   $  11.59       $  11.27
                                                  ========       ========
Total investment return (1) ...................      16.42%         (9.41)%
                                                  ========       ========
Ratios/supplemental data:
Net assets, end of period (000's) .............   $    519       $    175
Expenses to average net assets,
  net of waivers from adviser (3) .............       0.96%          0.89%*
Net investment income to average net assets,
  net of waivers from adviser (3) .............       2.11%          2.48%*
Portfolio turnover rate .......................        234%           190%

----------
*     Annualized.

+     Commencement of issuance of shares.

++    Calculated using the average shares outstanding for the period.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges or program fees; results would be lower if sales charges or program fees were included. Total investment return for periods of less than one year has not been annualized.

(2)   Fiscal year changed to August 31.

(3) During the year ended August 31, 1999 Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waiver would be the same since the fee waiver represents less than 0.005%.

PAINEWEBBER BALANCED FUND

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of PaineWebber Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PaineWebber Balanced Fund (the "Fund") at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

New York, New York
October 25, 1999

PAINEWEBBER BALANCED FUND

TAX INFORMATION (unaudited)

      We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (August 31, 1999), as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that the distributions paid during the fiscal year by the Fund were taxable and are derived from the following sources:

Per Share Data:                                                             Class A     Class B    Class C    Class Y
                                                                            -------     -------    -------    -------
Net investment income* ..................................................   $0.2245     $0.1326    $0.1484    $0.2579
Short-term capital gains* ...............................................    0.2879      0.2879     0.2879     0.2879
Long-term capital gains .................................................    0.9373      0.9373     0.9373     0.9373
Percentage of ordinary income dividends qualifying for the dividends
    received deduction available to corporate shareholders ..............     18.61%      18.61%     18.61%     18.61%

----------
*     Taxable as ordinary income.

      Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

      Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1999. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2000. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

                      This Page Intentionally Left Blank.

                      This Page Intentionally Left Blank.

================================================================================

BOARD OF TRUSTEES

E. Garrett Bewkes, Jr.
Chairman

Margo N. Alexander

Richard Q. Armstrong

Richard R. Burt

Mary C. Farrell

Meyer Feldberg

George W. Gowen

Frederic V. Malek

Carl W. Schafer

Brian M. Storms

PRINCIPAL OFFICERS

Margo N. Alexander
President

Victoria E. Schonfeld
Vice President

Dianne E. O'Donnell
Vice President and Secretary

Paul H. Schubert
Vice President and Treasurer

Mark A. Tincher
Vice President

Dennis L. McCauley
Vice President

Susan P. Ryan
Vice President

T. Kirkham Barneby
Vice President

INVESTMENT ADVISER,
ADMINISTRATOR AND DISTRIBUTOR

Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019

This report is not to be used in conjunction with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

A prospectus containing more complete information for any of the Funds listed on the back cover can be obtained from a PaineWebber Financial Advisor or correspondent firm. Read the prospectus carefully before investing.

PaineWebber offers a family of 28 funds which encompass a diversified range of investment goals.

BOND FUNDS

o High Income Fund

o Investment Grade Income Fund

o Low Duration U.S. Government Income Fund

o Strategic Income Fund

o U.S. Government Income Fund

TAX-FREE BOND FUNDS

o California Tax-Free Income Fund

o Municipal High Income Fund

o National Tax-Free Income Fund

o New York Tax-Free Income Fund

STOCK FUNDS

o Financial Services Growth Fund

o Growth Fund

o Growth and Income Fund

o Mid Cap Fund

o Small Cap Fund

o S&P 500 Index Fund

o Strategy Fund

o Tax-Managed Equity Fund

o Utility Income Fund

ASSET ALLOCATION FUNDS

o Balanced Fund

o Tactical Allocation Fund

GLOBAL FUNDS

o Asia Pacific Growth Fund

o Emerging Markets Equity Fund

o Global Equity Fund

o Global Income Fund

MITCHELL HUTCHINS PORTFOLIOS

o Aggressive Portfolio

o Moderate Portfolio

o Conservative Portfolio

PAINEWEBBER MONEY MARKET FUND

                                   PaineWebber

                    (Copyright) 1999 PaineWebber Incorporated
                                   Member SIPC

-------------------------------------------------------------------------------

  PAINEWEBBER

                                       ----------------------------------------
                                       BALANCED

                                       FUND


                                       AUGUST 31, 1999



                                ANNUAL REPORT